SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                                  July 12, 2002
                                  -------------
                        (Date of earliest event reported)


                        DIVERSIFIED RESOURCES GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


     Utah                          0-30492                    84-0771180
     ----                          -------                    ----------
(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                     1389 General Aviation Drive, Hangar 16
                            Melbourne, Florida 32935
                            ------------------------
                    (Address of Principal Executive Offices)


                                 (321) 254-1501
                                 --------------
                         (Registrant's Telephone Number)



          -----------------------------------------------------------
         (Former Name or Former Address if changed Since Last Report)
                        355 Interstate Blvd., Sarasota, FL  34243


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

            None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

            None

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 12, 2002, the Registrant dismissed HJ & Associates, LLC (HJ) as its independent accountants. The Registrant's Board of Directors approved the decision to change independent accountants.

         For the two most recent fiscal years and through July 12, 2002, HJ was engaged by the Registrant there have been no disagreements with HJ & Associates, LLC on any Matter of accounting principles, financial statement disclosure, auditing scope or Procedure, which disagreements if not resolved to its satisfaction would have caused HJ to make reference thereto in its report to be issued on the financial statements. During the two most recent fiscal years and through July 25, 2002, there have been no reportable events (as defined in Item 304(a)(1)(v)of Regulation S-K).

         The Registrant has requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether HJ agrees with the above statements. A copy of such letter is attached as an exhibit to this report on Form 8-K/A.

         The Registrant has engaged Michaelson & Company, PA as its new independent auditors as of July 12, 2002.

ITEM 5.  OTHER EVENTS

         None.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         On or about June 11, 2002 Mr. Carl Smith resigned from the Board of Directors of the company. On or about June 11, 2002, Mr. Matthew Veal resigned as Chief Financial Officer and Interim Secretary.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c ) Exhibits.

                  (1) Letter of HJ & Associates, LLC to the Securities and
                      Exchange Commission dated July 25, 2002.

ITEM 8.  CHANGE IN FISCAL YEAR

         None


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

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Diversified has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 26th day of July, 2002.


DIVERSIFIED RESOURCES GROUP, INC.


By: /s/ Mark Daniels
    -------------------------
    Mark Daniels,
    Chief Executive Officer

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